UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2011

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania		18015-1360
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

OraSure Technologies, Inc. (the “Company” or “OraSure”) and Comerica Bank (“Comerica”) are parties to a Loan and Security Agreement, dated as of September 10, 2002, as amended (the “Loan Agreement”), pursuant to which Comerica has provided the Company with certain credit facilities, including a $10.0 million advance to fund the expansion of certain Company facilities (the “Expansion Advance”), which had a maturity date of September 27, 2011. A Seventh Amendment to Loan and Security Agreement, dated as of August 16, 2011, was executed by the Company and Comerica (the “Seventh Amendment”) in order to make certain changes to the Loan Agreement, including an extension of the maturity date of the Expansion Advance to November 27, 2011. In the Seventh Amendment, Comerica also consented to the acquisition of DNA Genotek Inc. by the Company as described further in Item 2.01 of this Report. A copy of the Seventh Amendment is attached as Exhibit 10 to this Form 8-K and is incorporated herein by reference.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On August 17, 2011, OraSure, through a wholly-owned subsidiary, acquired all of the outstanding capital stock of DNA Genotek Inc. (“DNAG”), pursuant to the terms of a Support Agreement dated July 25, 2011 (the “Support Agreement”). The purchase price consisted of $50 million Canadian dollars (approximately US $50.7 million at current exchange rates) and was funded by the Company with cash on hand. The purchase price is subject to post-closing adjustments based on the amount of working capital and debt at closing.

The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Support Agreement and the related forms of offer to purchase and share purchase agreements which were filed as Exhibits 2.1 and 2.2, respectively, to the Company’s Current Report on Form 8-K dated July 25, 2011.

Item 7.01 – Regulation FD Disclosure.

On August 18, 2011, OraSure issued a press release announcing the completion of the acquisition of DNAG by OraSure. A copy of the press release is attached to this Report as Exhibit 99.

The information contained in this Item 7.01 (including Exhibit 99) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into the filings of OraSure under the Securities Act of 1933 or the Exchange Act. The information contained in this Item 7.01 (including Exhibit 99) shall also not be deemed to be an admission as to the materiality of any such information that is required to be disclosed solely by Regulation FD.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements with respect to the transaction described in Item 2.01 of this Report will be filed by the Company no later than October 27, 2011.

(d) Exhibits

Exhibit Number	Description

10	Seventh Amendment to Loan and Security Agreement, dated as of August 16, 2011, between OraSure Technologies, Inc. and Comerica Bank.

99	Press Release, dated August 18, 2011, announcing the completion of the acquisition of DNA Genotek Inc. by the Company.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.
Date: August 18, 2011	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

10	Seventh Amendment to Loan and Security Agreement, dated as of August 16, 2011, between OraSure Technologies, Inc. and Comerica Bank.

99	Press Release, dated August 18, 2011, announcing the completion of the acquisition of DNA Genotek Inc. by the Company.

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